EAST INDIA COMPANY ACQUISITION CORP.

_____________ ___, 2006

30 CPS LLC
40 West 25th Street, 6th Floor
New York, New York 10010

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of East India Company Acquisition Corp. (“EICAC”) and continuing until the earlier of the consummation by EICAC of a “Business Combination” (as described in EICAC’s IPO prospectus) or EICAC’s liquidation (the “Termination Date”), 30 CPS LLC shall make available to EICAC certain office and secretarial services as may be required by EICAC from time to time, situated at 40 West 25th Street, 6th Floor, New York, New York 10010. In exchange therefore, EICAC shall pay 30 CPS LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

EAST INDIA COMPANY ACQUISITION CORP.

By: ________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

30 CPS LLC

By: _________________
Name:
Title: